SUPPLEMENT DATED DECEMBER 16, 2005

TO THE

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

FOR

SB CONVERTIBLE FUND

SMITH BARNEY SHARE CLASSES

Dated November 28, 2005

The Fund currently offers five classes of Smith Barney shares: Class A, Class B, Class C, Class O and Class Y. As of February 17, 2006, the Fund will stop offering Class O shares, except to existing shareholders in connection with the reinvestment of dividends. The Fund will continue to offer Class A, Class B, Class C and Class Y shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Smith Barney Class A shares represent an interest in the same pool of assets as the Smith Barney Class O shares, and have the same investment objective and portfolio managers, but have lower overall operating expenses than the Class O shares. The prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your Service Agent or go to www.citigroupam.com.

Class O shares will be converted automatically. At the close of business on April 21, 2006, shareholders will receive Smith Barney Class A shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Class O shares, but who do not wish to have their shares automatically converted to Smith Barney Class A shares, should contact their Service Agent prior to the close of business on April 21, 2006. In that case, the Class O shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order in cash. Shareholders will not be subject to any contingent deferred sales charges or other sales charges or fees at the time of redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class O shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

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